EXHIBIT 99.1

NCI BUILDING SYSTEMS, INC.

Letter of Transmittal

Pursuant to the
Offer to Exchange
Cash and Shares of Common Stock of NCI Building Systems, Inc.
for
Any and All 2.125% Convertible Senior Subordinated Notes due 2024
(CUSIP No. 628852AG0)

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON OCTOBER 7, 2009, UNLESS EXTENDED OR EARLIER TERMINATED BY US (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent is:

By Facsimile (Eligible Institutions Only): (617) 360-6810 To confirm facsimile: (Eligible Institutions Only): (781) 575-2332	or	By Mail: Computershare Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011 Attn Corporate Actions Voluntary Offer	or	By Overnight Mail: Computershare Trust Company, N.A. 250 Royall Street, Suite V Canton, MA 02021 Attn: Corporate Actions Voluntary Offer

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

BEFORE TENDERING YOUR CONVERTIBLE NOTES, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

DESCRIPTION OF CONVERTIBLE NOTES TENDERED
(1)	(2)		(4)
Name(s) and Address(es) of Registered Holder(s)	Convertible	(3)	Principal
or Name of DTC Participant and	Notes’	Aggregate Principal	Amount
Participant’s DTC Account Number in	Certificate	Amount Represented by	Tendered for
which Convertible Notes are Held (Please fill in, if Blank)	Numbers(A)	Convertible Notes(A)	Exchange(B)
			$

(A) Need not be completed if convertible notes are being delivered by book-entry transfer.
(B) If this column is left blank, it will be assumed that the holder is tendering all of such holder’s convertible notes.

By execution of this letter of transmittal, the undersigned acknowledges that he, she or it has received the accompanying preliminary prospectus/disclosure statement of NCI Building Systems, Inc., a Delaware corporation, and this letter of transmittal, which, as amended or supplemented from time to time, together constitute the offer of the Company to exchange cash and shares of our common stock, par value $0.01 per share, for any and all of its currently outstanding 2.125% Convertible Senior Subordinated Notes due 2024, which we refer to as the convertible notes, validly tendered and accepted in accordance with the terms and subject to the conditions set forth in the preliminary prospectus/disclosure statement and this letter of transmittal. Holders of convertible notes will receive $500 in cash and 390 shares of common stock for each $1,000 principal amount of convertible notes plus accelerated and accrued interest that the Company accepts in the exchange offer. Recipients of the preliminary prospectus/disclosure statement should carefully read the preliminary prospectus/disclosure statement. Terms used but not defined herein have the meaning given to them in the preliminary prospectus/disclosure statement.

Tenders by book-entry transfer should be made through DTC’s Automated Tender Offer Program, or ATOP, pursuant to the procedures for tendering convertible notes set forth in the preliminary prospectus/disclosure statement under the caption “The Exchange Offer—Procedures for Tendering Convertible Notes.” This letter of transmittal need not be completed by a holder tendering Convertible Notes through ATOP.

This letter of transmittal may be completed by a holder of the convertible notes if a tender of convertible notes is to be made by book-entry transfer to the account maintained by the exchange agent at the Depositary Trust Company (“DTC”) pursuant to the procedures set forth in the preliminary prospectus/disclosure statement and an agent’s message is not delivered or if certificates for convertible notes are delivered to the exchange agent.

HOLDERS OF NOTES WHO WISH TO PARTICIPATE IN THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR NOTES ACCORDING TO THE TERMS OF THE EXCHANGE OFFER AT OR PRIOR TO 11:59 P.M. ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

The undersigned hereby tenders for exchange the convertible notes described in the box below entitled “Description of Convertible Notes Tendered” pursuant to the terms and conditions described in the preliminary prospectus/disclosure statement and this letter of transmittal.

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing convertible notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the convertible notes.

If you are in a jurisdiction where offers to sell, or solicitations of offers to purchase, the securities offered by the preliminary prospectus/disclosure statement and this letter of transmittal are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the exchange offer does not extend to you.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company for exchange the convertible notes indicated above. Subject to, and effective upon, acceptance (or the order of acceptance) for exchange of the convertible notes tendered herewith, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such convertible notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as agent of the Company) with respect to such convertible notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•	transfer ownership of such convertible notes on DTC’s book-entry transfer facility, together with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company;

•	present and deliver such convertible notes for transfer on the relevant security register; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such convertible notes, all in accordance with the terms of the exchange offer.

The undersigned hereby covenants, represents and agrees that:

1. the undersigned is the beneficial owner of, or a duly authorized representative of one or more beneficial owners of, the convertible notes tendered hereby;

2. the undersigned has full power and authority to tender, exchange, sell, assign and transfer the convertible notes tendered hereby, and to acquire shares of common stock issuable upon the exchange of such tendered convertible notes;

3. when the convertible notes are accepted for exchange, the Company will acquire good marketable and unencumbered title to the tendered convertible notes, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the convertible notes, and not subject to any adverse claim or right when the same are accepted by the Company;

4. tenders of convertible notes pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned’s acceptance of the terms and conditions of the exchange offer; and

5. the undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered convertible notes or transfer ownership of such convertible notes on the account books maintained by DTC.

The exchange offer is subject to certain conditions, including, among others, the minimum tender condition, some of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the preliminary prospectus/disclosure statement under the caption “The Exchange Offer—Conditions to Completion of the Exchange Offer.” The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue cash or shares of common stock in exchange for, any of the convertible notes validly tendered hereby. All tendering holders, by execution of this letter of transmittal, waive any right to receive any notice of the acceptance or rejection of their convertible notes for exchange.

The undersigned understands and agrees that, among other matters described in the preliminary prospectus/disclosure statement and this letter of transmittal:

1. tenders of convertible notes pursuant to procedures described in the preliminary prospectus/disclosure statement and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered convertible notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer;

2. under circumstances set forth in the preliminary prospectus/disclosure statement, the Company may not be required to accept for exchange any of the convertible notes;

3. once the Company accepts any of the convertible notes tendered, the undersigned will be (a) deemed to have accepted the cash and shares of common stock exchanged for such convertible notes and to have relinquished all rights with respect to the tendered and accepted convertible notes; and (b) entitled to receive the shares of common stock in book-entry form in a direct registered account in the undersigned’s name;

4. convertible notes properly tendered may be withdrawn at any time prior to 11:59 p.m. New York City time, on the expiration date, unless otherwise restricted pursuant to the lock-up agreement, only in accordance with the terms of the preliminary prospectus/disclosure statement and this letter of transmittal;

5. under certain circumstances and subject to certain conditions to the exchange offer that are contained in the preliminary prospectus/disclosure statement under “The Exchange Offer—Conditions for Completing the Exchange Offer,” which the Company has the right to waive under certain circumstances, the Company may not be required to accept for exchange any convertible notes that the undersigned has tendered (including any convertible notes that the undersigned tendered after the expiration date); and

6. the undersigned will properly complete the Internal Revenue Service Form W-9 (included with this letter of transmittal) or the applicable Internal Revenue Service Form W-8, and send such form, or otherwise make such form available, to the exchange agent by fax or mail at its address on the cover of this letter of transmittal.

All authority conferred or agreed to be conferred pursuant to this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

The Company is not aware of any jurisdiction in which the making of the exchange offer or the tender of convertible notes in connection therewith would not be in compliance with the laws of such jurisdiction. If you are in a jurisdiction where offers to sell the securities offered by the preliminary prospectus/disclosure statement and this letter of transmittal are unlawful, or if you are a person to whom it is unlawful to direct this type of activity, then the offer presented in the preliminary prospectus/disclosure statement and this letter of transmittal does not extend to you.

Each prospective investor must comply with all applicable laws and regulations in force in any jurisdiction in which it participates in the exchange offer, or in which it possesses or distributes the preliminary prospectus/disclosure statement, and must obtain any consent, approval or permission required by it for participation in the exchange offer, under the laws and regulations in force in any jurisdiction to which it is subject, and none of us, the dealer-manager, the information agent, the exchange agent, the voting agent, CD&R, the CD&R Fund or any of the Company’s or their respective representatives shall have any responsibility therefor.

Certificates for all shares of common stock delivered in exchange for tendered convertible notes and any convertible notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Convertible Notes Tendered” above and signing this letter, will be deemed to have tendered the Outstanding Convertible Notes as set forth in such box.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6 AND 9)

To be completed ONLY if (i) cash or shares of common stock issued for convertible notes are to be issued in the name of someone other than the undersigned, or (ii) convertible notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issued to:

Name:
(Please Print)

Address:

(Including Zip Code)

(Area Code and Telephone Number)

(Taxpayer Identification Number or Social Security Number)

Credit convertible notes not accepted for exchange and delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6 AND 9)

To be completed ONLY if the cash and shares of common stock issued for convertible notes are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name:
(Please Print)

Address:

(Including Zip Code)

(Area Code and Telephone Number)

SIGN HERE TO TENDER YOUR NOTES IN THE EXCHANGE OFFER

Signature of holder of convertible notes:

Dated:    , 2009

Must be signed by the registered holder of convertible notes exactly as the name appears on certificate(s) representing the convertible notes or in whose name convertible notes are registered on the books of DTC or one of its participants, or by any persons(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name:

Capacity (Full Title):
(Please Print)

Address:
(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification No.:

GUARANTEE OF SIGNATURE
(If required — see instructions 1 and 6)

Authorized Signature:

Name:
(Please type or print)

Title:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:    , 2009

IMPORTANT: IF YOU ARE A U.S. PERSON, COMPLETE AND SIGN THE FORM W-9
ACCOMPANYING THIS LETTER OF TRANSMITTAL

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Guarantee of Signature.  Any signature on this letter of transmittal need not be guaranteed if the convertible notes tendered hereby are tendered:

•	by the registered holder of the convertible notes or by a participant in DTC whose name is shown on a security position listing as the owner of the convertible notes tendered hereby, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•	for the account of an Eligible Institution. The term “Eligible Institution” means an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. (FINRA), a commercial bank or trust company having an office or correspondent in the United States or another eligible institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

In all other cases, any signature on this letter of transmittal must be guaranteed by an Eligible Institution.

Delivery of this Letter of Transmittal and Convertible Notes or Agent’s Message and Book Entry Confirmations.  If a holder of convertible notes wishes to tender convertible notes for exchange in this exchange offer, such holder must transmit the following prior to 11:59 p.m. on the expiration date to the exchange agent:

•	if convertible notes are tendered in accordance with the book-entry procedures described below, an agent’s message; or

•	a properly completed and duly executed letter of transmittal, or a facsimile copy thereof, including all other documents required by this letter of transmittal such as the Internal Revenue Service Form W-9 or applicable Internal Revenue Service W-8.

In addition, prior to 11:59 p.m. on the expiration date:

•	a timely book-entry confirmation, which means a confirmation of a book-entry transfer of convertible notes into the exchange agent’s account at DTC using the procedure for book-entry transfer described below, along with an agent’s message, must be received by the exchange agent or this letter of transmittal; or

•	certificates for convertible notes, if any, must be received by the exchange agent along with this letter of transmittal.

If you are a beneficial owner of the convertible notes that are held of record by a custodian bank, depositary institution, broker, dealer, trust company or other nominee, you must instruct the custodian, or such other record holder of the convertible notes, to tender the convertible notes on your behalf. Your custodian will provide you with its instruction letter, which you must use to give these instructions.

Any beneficial owner of the convertible notes held of record by DTC, or its nominee, through authority granted by DTC, may direct the DTC participant through which the beneficial owner’s convertible notes are held in DTC to tender on such beneficial owner’s behalf. To effectively tender convertible notes that are held through DTC, DTC participants should transmit their acceptance through DTC’s ATOP system, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an agent’s message (as described below) to the exchange agent for its acceptance. No letters of transmittal will be required to tender convertible notes through ATOP.

If your convertible notes will be tendered through the DTC facility, a electronic confirmation pursuant to DTC’s ATOP system and any other required documents must be transmitted to and received or confirmed by the exchange agent at its address set forth on the back cover of this preliminary prospectus/disclosure statement prior to 11:59 p.m., New York City time, on the expiration date. You or your broker must ensure that the exchange agent also receives an agent’s message from DTC confirming the book-entry transfer of your convertible notes prior to 11:59 p.m., New York City time, on the expiration date.

An “agent’s message” is a message transmitted by DTC and received by the exchange agent that forms a part of the book-entry confirmation, which states that DTC has received an express acknowledgement from the holder tendering the convertible notes that such holder agrees to be bound by, and makes each of the representations and warranties contained in, this letter of transmittal, and that such participant agrees that the Company may enforce this letter of transmittal against such holder.

Holders tendering convertible notes or transmitting agent’s messages through DTC’s ATOP must allow sufficient time for completion of ATOP procedures during DTC’s normal business hours.

The method of delivery to the exchange agent of this letter of transmittal, convertible notes and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the expiration date to permit delivery to the exchange agent on or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the exchange agent. THIS LETTER OF TRANSMITTAL AND NOTES TENDERED FOR EXCHANGE SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY OR DTC.

2. Special Instructions for Holders of Convertible Notes Under Lock-Up Agreement.  If a holder of convertible notes is a party to the lock-up agreement and is required to tender convertible notes for exchange in the exchange offer, such holder must:

•	advise its broker, dealer or other nominee that it is party to the lock-up agreement and will be tendering convertible notes for restricted shares of common stock;

•	complete, or have its nominee complete, the form called “Special Issuance Instructions and Form for Issuance of Restricted Shares”; and

•	complete the Internal Revenue Service Form W-9 (included with this letter of transmittal) or the applicable Internal Revenue Service Form W-8.

Please send both forms to the exchange agent by fax or by mail to its fax number or address set forth on the cover of this letter of transmittal. Tenders will not be deemed valid unless the exchange agent receives such forms.

3. Inadequate Space.  If the space provided in the box entitled “Description of Convertible Notes Tendered” above is not adequate, the certificate numbers and principal amounts of convertible notes tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders.  Unless otherwise restricted by the lock-up agreement, a tender of convertible notes may be withdrawn at any time prior to 11:59 p.m., New York City time, on the expiration date, which is October 7, 2009, unless the expiration date is extended. For a withdrawal to be valid, the exchange agent must receive a written notice of withdrawal at the address or, in the case of Eligible Institutions, at the facsimile number, set forth on the front of this letter of transmittal or through DTC’s ATOP prior to 11:59 p.m., New York City time, on the expiration date. Any notice of withdrawal must:

•	specify the name of the person having tendered the convertible notes to be withdrawn;

•	identify the convertible notes to be withdrawn;

•	specify the principal amount of the convertible notes to be withdrawn;

•	contain a statement that the tendering holder is withdrawing its election to have such convertible notes exchanged for cash and shares of common stock;

•	other than a notice transmitted through DTC’s ATOP system, be signed by the holder in the same manner as the original signature on the letter of transmittal by which the convertible notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the convertible notes register the transfer of the convertible notes in the name of the person withdrawing the tender;

•	if certificates for convertible notes have been delivered to the exchange agent, specify the name in which the convertible notes are registered, if different from that of the withdrawing holder;

•	if certificates for convertible notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of those certificates, specify the serial numbers of the particular certificates to be withdrawn, and, other than a notice transmitted through DTC’s ATOP system, include a signed notice of withdrawal with signatures guaranteed by an eligible institution unless you are an eligible institution; and

•	if the convertible notes have been tendered using the procedure for book-entry transfer described above, specify the name and number of the account at DTC from which the convertible notes were tendered and the name and number of the account at DTC to be credited with the withdrawn convertible notes, and otherwise comply with the procedures of DTC.

The exchange agent will return the properly withdrawn convertible notes promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its reasonable discretion and such determination will be final and binding on all parties.

Any convertible notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any convertible notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder. Convertible notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry transfer procedures described above will be credited to an account with DTC specified by the holder promptly after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn convertible notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering Convertible Notes” in the preliminary prospectus/disclosure statement at any time prior to 11:59 p.m., New York City time, on the expiration date.

5. Partial Tenders.  If a tender for exchange is to be made with respect to less than the entire principal amount of any convertible notes, fill in the principal amount of convertible notes that are tendered for exchange in column (4) of the box entitled “Description of Convertible Notes Tendered,” as more fully described in the footnotes thereto. A blank in column (4) of the box will indicate that the holder is tendering all of such holder’s convertible notes. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the convertible notes will be sent to the holders of convertible notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the exchange offer.

6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

•	If this letter of transmittal is signed by the registered holder of the convertible notes tendered for exchange hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the convertible notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such convertible notes.

•	If any of the convertible notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

•	If this letter of transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority to so act must be submitted, unless waived by the Company.

•	If the convertible notes or the cash and shares of common stock issued in exchange for the convertible notes are to be issued in the name of a person other than the registered holder, this letter of transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the trustee under the Indenture to register the transfer of such convertible notes into the name of such person.

7. Transfer Taxes.  Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of convertible notes pursuant to the exchange offer. If payment is to be made to, or if convertible notes not tendered or purchased are to be registered in the name of, any persons other than the registered holder, or if tendered convertible notes are registered in the name of any persons other than the persons signing this letter of transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the amount to be paid to such tendering holder upon the exchange unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8. Special Issuance and Delivery Instructions.  If the cash and shares of common stock are to be issued or if any amount of convertible notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person signing this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed. Holders of the convertible notes tendering convertible notes by book-entry transfer may request that convertible notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this letter of transmittal must be guaranteed by an Eligible Institution.

9. Irregularities.  All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of convertible notes will be determined by the Company, in its reasonable discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any and all invalid tenders of any particular convertible notes or to not accept any particular convertible notes, which acceptance might, in our reasonable judgment or our counsel’s judgment that are not in proper form or the acceptance of which would, in the Company’s reasonable judgment, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular convertible notes. The Company’s interpretation of the terms and conditions of the exchange offer (including the instructions in this letter of transmittal) will be final and binding. Any defect or irregularity in connection with tenders of convertible notes must be cured within such reasonable time as the Company determines, unless waived by the Company. Tenders of convertible notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company nor the exchange agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of convertible notes, or will incur any liability to registered holders or beneficial owners of convertible notes for failure to give such notice.

10. Waiver of Conditions.  To the extent waivable by us, the Company reserves the right, in its sole discretion to waive or otherwise amend any of the terms or conditions of the exchange offer, subject to applicable laws and our obligations under the investment agreement. We are prohibited from waiving any condition to the exchange offer or making any changes to the terms and conditions to the exchange offer without the prior consent of the CD&R Fund. To the extent that the Company waives or amends any of the terms or conditions of the exchange offer, such waiver or amendment will apply as to all convertible notes.

11. Taxpayer Identification Number and Backup Withholding.  Under U.S. federal income tax laws, the exchange agent (as payer) may be required to withhold a portion of any payments made to certain holders pursuant to the exchange offer. To avoid such backup withholding, a U.S. holder (or other U.S. payee) whose tendered convertible notes are accepted for payment is required to provide the exchange agent (as payer) with such holder’s correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing Internal Revenue Service Form W-9 or otherwise establish a basis for exemption from backup withholding. If a holder is an individual, the TIN is generally his or her social security number. If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of Internal Revenue Service Form W-9. A U.S. holder that writes “Applied For” in Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. If “Applied For” is written in Part I and the exchange agent is not provided with a TIN prior to the date of payment, the exchange agent will withhold 28% of any reportable payments made to the U.S. holder. If the exchange agent is not provided with the correct TIN, a penalty may be imposed by the Internal Revenue Service, and payments made with respect to convertible notes purchased pursuant to the exchange offer may be subject to 28% backup withholding. An Internal Revenue Service Form W-9 is enclosed as part of this letter of transmittal.

Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt U.S. persons should indicate their exempt status on Internal Revenue Service Form W-9. A foreign person, including entities, may qualify as an exempt recipient by submitting to the exchange agent a properly completed Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY, as applicable, signed under penalties of perjury and attesting to that holder’s foreign status. The applicable Internal Revenue Service Form W-8 may be obtained at the Internal Revenue Service website at www.irs.gov.

If backup withholding applies, the exchange agent is required to withhold 28% of any reportable payments made to the holder or other payee. Such payments generally will be subject to information reporting, even if an exemption from backup withholding is established. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the requisite information is properly provided in a timely manner.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above.

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
 ☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership] ►
☐ Other (See instructions) ►	☐ Exempt payee

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)
Print or type See Specific Instructions on page 2.

 Part I     Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to gets TIN on page 3.	Social security number or
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number
 Part II     Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.  I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ► Date ►

General Instructions
Section references are to the internal Revenue Code unless otherwise noted.
Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you. real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

  1 Certify that the TIN you are giving is correct [or you are waiting for a number to be issued).

  2 Certify that you are not subject to backup withholding, or

  3 Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

  Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

  Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien.

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States.

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301,7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business, Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States. provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

  The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

  If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

  1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

  2. The treaty article addressing the income.

  3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

  4. The type and amount of income that qualifies for the exemption from tax.

  5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

  Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester.

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities.

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities. or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

Form W-9 (Rev. 10-2007)	Page 3

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

12. A common trust fund operated by a bank under section 584(a).

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except tor 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000	Generally, exempt payees 1 through 7

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC ore not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services, paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN. you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5. Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4. Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1 -800-TAX-FORM (1 -800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has s foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 10-2007)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

  For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

  1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

  4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

  5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

b.	So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

For this type of account:		Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner[4]
7.	A valid trust, estate, or pension trust	Legal entity
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

  You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Form W-9 (Rev. 10-2007)	Page 5

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

  To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

  Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

  Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

  The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

  If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-I DTHEFT(438-4338).

  Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

11. Mutilated, Lost, Stolen or Destroyed Convertible Notes.  Any holder of the convertible notes whose convertible notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number set forth on the cover of this letter of transmittal for further instructions.

12. Requests for Assistance or Additional Copies.  All inquiries you may have with respect to the procedures for the exchange offer and all requests for additional copies of the preliminary prospectus/disclosure statement, this letter of transmittal, or the Internal Revenue Service Form W-9 or Form W-8 guidelines should be directed to Morrow & Co., LLC, the information agent for the exchange offer at its address set forth below.

MORROW & CO., LLC
470 West Avenue
Stamford, CT 06902
Banks and Brokerage Firms, Please Call: (203) 658-9400
Call Toll-Free: (800) 607-0088

13. Incorporation of this Letter of Transmittal.  This letter of transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any convertible notes so tendered by such participant.

IMPORTANT — This letter of transmittal or a facsimile or copy thereof or conformation of book-entry transfer and all other required documents and any required signature guarantee must be received by the exchange agent prior to 11:59 p.m., New York City time, on the expiration date.

ALL TENDERED CONVERTIBLE NOTES AND EXECUTED LETTERS OF TRANSMITTAL, AND ANY OTHER REQUIRED DOCUMENTS MUST BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH BELOW.

The Exchange Agent for the Exchange Offer is:

By Facsimile (Eligible Institutions Only): (617) 360-6810 To confirm facsimile: (Eligible Institutions Only): (781) 575-2332	or	By Mail: Computershare Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011 Attn Corporate Actions Voluntary Offer	or	By Overnight Mail: Computershare Trust Company, N.A. 250 Royall Street, Suite V Canton, MA 02021 Attn: Corporate Actions Voluntary Offer

Requests for assistance with respect to the procedure for tendering convertible notes pursuant to the exchange offer and requests for additional copies of the preliminary prospectus/disclosure statement or this letter of transmittal should be directed to the information agent for the exchange offer at the address and telephone numbers set forth below.

The Information Agent for the Exchange Offer is:

MORROW & CO., LLC

470 West Avenue
Stamford, CT 06902
Banks and Brokerage Firms, Please Call: (203) 658-9400
Call Toll-Free: (800) 607-0088

The Dealer-Manager for the Exchange Offer is:

Greenhill & Co., LLC
300 Park Avenue
New York, New York 10022
Call Toll-Free: (888) 504-7336